K. OTHER INCOME AND EXPENSE	12 Months Ended
Dec. 31, 2013
Other income (expense)
OTHER INCOME AND EXPENSE

Other income and expense consisted of the following as of December 31:

	2013	2012	2011
	(in thousands)
Interest income	$104	$26	$15
Unrealized foreign exchange gain (loss)	(342)	217	(352)
Realized foreign exchange gain (loss)	(70)	(79)	83
Government subsidy income	322	92	77
Other non-operating gain (loss)	4	38	1
Gain (loss) on disposal of assets	8	(37)	(80)
	$26	$257	$(256)